UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)    June 16, 2005

Intrado Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

000-29678	84-0796285
(Commission File Number)	(IRS Employee Identification No.)

1601 Dry Creek Drive, Longmont, Colorado	80503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (720) 494-5800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)          Previous independent registered public accounting firm

(i)                       On June 16, 2005, the Audit Committee of Intrado Inc.’s Board of Directors dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm.

(ii)                    The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)                 During the years ended December 31, 2004 and 2003 and through June 16, 2005, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

(iv)                During the years ended December 31, 2004 and 2003 and through June 16, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

(v)                   Intrado has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. As of the date of this filing, Intrado has not received a copy of the letter. In accordance with Item 304(a)(3) of Regulation S-K, Intrado will file the letter of PricewaterhouseCoopers LLP in an amended Form 8-K within two business days of receipt.

(b)         New independent registered public accounting firm

After receiving proposals from seven independent registered public accounting firms, including PricewaterhouseCoopers LLP, Intrado’s Audit Committee determined that it is in the best interests of Intrado to select another independent registered public accounting firm that is now concluding its client acceptance procedures.  Intrado will provide disclosure regarding the new independent registered public accounting firm after the new engagement is complete.

Item 9.01.  Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a)                                  Financial Statements of Businesses Acquired:

Not required.

(b)                                 Pro Forma Financial Information:

Not required.

(c)                                  Exhibits:

Exhibit Number

Description

16.1	Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant.*

*	To be filed by amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intrado Inc.
(Registrant)

Date: June 22, 2005	By:	/s/ Michael D. Dingman, Jr.
Michael D. Dingman, Jr.
Chief Financial Officer